COLUMBIA ACORN TRUST

ColumbiaSM Acorn International®

(the “Fund”)

Supplement dated January 1, 2008 to the
Prospectuses dated May 1, 2007

Effective January 1, 2008, the Fund has changed its primary benchmark.  Accordingly, effective immediately, the Fund’s prospectuses are hereby supplemented as follows:

1.             Within the section “Understanding Performance” on page 4, the second paragraph under the heading “Average Annual Total Returns” is replaced in its entirety with the following:

The Fund’s returns are compared to the S&P/Citigroup Global ex-U.S. Cap Range $500M to $5B Index, the S&P/Citigroup EMI Global ex-U.S. Index and the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index.  The S&P/Citigroup Global ex-U.S. Cap Range $500M to $5B Index, the Fund’s primary benchmark, is a subset of the broad market selected by the index sponsor which represents the small- and mid-cap developed and emerging markets, excluding the United States.  Prior to January 1, 2008, the Fund’s primary benchmark was the S&P/Citigroup EMI Global ex-U.S. Index, an index of the bottom 20% of institutionally investable capital of developed and emerging countries (after September 30, 1994), selected by the index sponsor, outside the United States.  The Fund changed its primary benchmark because the Fund’s investment adviser believes the S&P/Citigroup Global ex-U.S. Cap Range $500M to $5B Index is more consistent with the market capitalization range of the companies in which the Fund invests.  The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States and Canada.  Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes, and are not professionally managed.

2.             Within the “Indices” section of the Average Annual Total Return table on page 5, the returns of the S&P/Citigroup Global ex-U.S. Cap Range $500M to $5B Index are moved to the first row in the section, above the returns of the Fund’s supplemental indices.

INT-47/138788-1207

COLUMBIA ACORN TRUST

ColumbiaSM Acorn International®

(the “Fund”)

Supplement dated January 1, 2008 to the

 Statement of Additional Information dated May 1, 2007

Effective January 1, 2008, the Fund has changed its primary benchmark.  Accordingly, effective immediately, the Fund’s statement of additional information is hereby supplemented as follows:

Within the section entitled “Portfolio Managers,” in the second paragraph under the heading “Compensation” on page 44, the sentence that begins “The benchmark index or indices for each Fund,” is replaced in its entirety with the following:

The benchmark index or indices for each Fund are (1) Columbia Acorn Fund:  the Russell 2500®  Index (primary benchmark), Standard & Poor’s 500 Stock Index (the “S&P 500”) and the Russell 2000® Index (the “Russell 2000®”); (2) Columbia Acorn International:  the S&P/Citigroup Global ex-U.S. Cap Range $500M to $5B Index (primary benchmark), the S&P/Citigroup EMI Global ex-U.S. Index and the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index; (3) Columbia Acorn Select:  Standard & Poor’s MidCap 400 Index (primary benchmark); (4) Columbia Acorn USA:  the Russell 2000®  (primary benchmark); (5) Columbia Acorn International Select:  the S&P/Citigroup World ex-U.S. Cap Range $2-10B Index (primary benchmark); and (6) Columbia Thermostat Fund:  the S&P 500 (equities primary benchmark), the Lehman U.S. Credit Intermediate Bond Index (debt primary benchmark) and the Lipper Flexible Portfolio Funds Index.

INT-50/138889-1207